Supplement dated August 9, 2005
to the

Buffalo Funds® Prospectus

Buffalo High Yield Fund, Inc.

The Buffalo High Yield Fund has temporarily stopped accepting new purchases through broker dealers. The Board’s decision to temporarily close the Fund in this manner is designed to limit the amount of new cash coming into the Fund given the current unusual market environment for high yield bonds. The Fund’s investment manager believes that historic low treasury bond rates, combined with historic low corporate bond yield spreads, have caused high yield bond rates to not be ‘high’ enough to warrant investing new cash, given the level of risk normally associated with such bonds. As a result of these unusual risk/reward characteristics, the manager believes that the temporary closure of the Fund to new cash investments is in the best interests of the Fund and its shareholders.

The manager believes that the Fund and its shareholders will have been well served if the Fund can slow cash inflows and avoid purchasing high yield bonds on relatively unfavorable terms. The manager also believes that the Fund will benefit significantly from having cash reserves to invest in high yield bonds at favorable terms once the risk/return characteristics normalize. Of course, if the manager’s expectations are incorrect and the high yield bond rates are favorable over the short term, the Fund will have protected its assets but missed some opportunity over the short term to further its objectives of high current income and long-term growth of capital.

In order to limit cash inflows during this unusual market environment, the Fund has closed to new purchases through broker dealers. Only existing shareholders, retail purchasers and 401(k) plan investors are currently able to make new purchases. Based on an analysis of historic flows, Fund management believes that this change will effectively limit the inflow of new cash into the Fund.

The Fund expects to resume accepting new investments through broker dealers when it believes that the Fund can best achieve its objectives by making new investments in high yield bonds, and will notify investors through a Prospectus supplement at that time.

Please retain this supplement with your Prospectus.